UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2004

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             (Exact name of registrant as specified in its charter)

                         Kewaunee Scientific Corporation
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)
         Delaware                         0-5286                 38-0715562

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(Address of principal executive offices)                        (Zip Code)
         2700 West Front Street                                   28677
       Statesville, North Carolina

        Registrant's telephone number, including area code 704-873-7202

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         (Former name or former address, if changed since last report.)
                                       N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Conditions

On November 22, 2004, Kewaunee Scientific Corporation issued a press release announcing its financial results for the second quarter ended October 31, 2004. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits:

      Exhibit No.
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         99.1 Press Release of Kewaunee Scientific Corporation dated November 22, 2004

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         (Registrant)
                                                Kewaunee Scientific Corporation

Date: November 22, 2004                         /s/ D. Michael Parker
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                                                Senior Senior Vice President,
                                                Finance Chief Financial Officer